                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                     November 25, 1997 (November 25, 1997)



                       Mississippi Chemical Corporation
                       --------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Mississippi                   001-12217                   64-0292638
    -----------                   ---------                   ----------

   (STATE OR OTHER            (COMMISSION FILE              (IRS EMPLOYER
   JURISDICTION OF                NUMBER)                  IDENTIFICATION NO.)
   INCORPORATION)



                  P.O. Box 388, Yazoo City, Mississippi 39194
                  -------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (601) 746-4131
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ITEM 5.  OTHER EVENTS.

     On November 20, 1997, Mississippi Chemical Corporation (the "Company") entered into an underwriting agreement relating to the sale by the Company of its $200,000,000 aggregate principal amount 7 1/4% Notes due November 15, 2017 (the "Notes").

     Information concerning this offering is included or incorporated by reference in the Prospectus which constitutes part of the Company's Registration Statement on Form S-3 (Registration No. 333-38619), as supplemented by the Prospectus Supplement dated November 20, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits

     1(a)  Underwriting Agreement.

     4(a)  Indenture.

     4(b)  Form of Notes.
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  November 24, 1997            MISSISSIPPI CHEMICAL CORPORATION



                                          By:    /s/  William L. Smith
                                              ----------------------------------
                                                      William L. Smith
                                                      General Counsel